                                                                    EXHIBIT 24.1
                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                         /s/ Barbara T. Alexander
                                         --------------------------
                                         Barbara T. Alexander
                                         Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Dan W. Cook III
                                    --------------------------
                                    Dan W. Cook III
                                    Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Juan L. Elek
                                    --------------------------
                                    Juan L. Elek
                                    Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Timothy R. Eller
                                    --------------------------
                                    Timothy R. Eller
                                    Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Laurence E. Hirsch
                                    --------------------------
                                    Laurence E. Hirsch
                                    Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Clint W. Murchison, III
                                    --------------------------
                                    Clint W. Murchison, III
                                    Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Thomas J. Falk
                                    --------------------------
                                    Thomas J. Falk
                                    Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Frederic M. Poses
                                    --------------------------
                                    Frederic M. Poses
                                    Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ David W. Quinn
                                    --------------------------
                                    David W. Quinn
                                    Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Thomas M. Schoewe
                                    --------------------------
                                    Thomas M. Schoewe
                                    Director

                               CENTEX CORPORATION

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Paul T. Stoffel
                                    --------------------------
                                    Paul T. Stoffel
                                    Director